Azzad/Dow Jones Ethical Market Fund
                         Annual Portfolio Manager Report
                      For the period ending August 31, 2001

The Azzad/Dow Jones Ethical Market Fund began operations on December 22, 2000 with a net asset value of $10.00. The first investment of the fund was AT&T Corp. The fund ended the year 2000 and began 2001 with a net asset value of $9.35. By the end of the August, the net asset value had fallen to $8.78. The performance of the fund during this early stage of the fund's life, even though it lost $0.50 per share for the six-month period and $1.22 from inception, has been quite good when compared to the performance of the benchmark extra liquid version (IMXL) of the Dow Jones Islamic Market Index (DJIM.) The IMXL began the year 2001 at 2484.96 and closed at 1940.81 on August 31, 2001, down 12.55% for the period and -21.89 from the beginning of 2001. The Azzad/Dow Jones Ethical Market Fund was down only 5.38% and - 6.09% over this same time period. For the period December 22, 2000 (commencement of the fund's operations) to August 31, 2001, the fund was down 12.20% compared to the IMXL, which was 19.57% over the same period.

I continue to attribute this significantly positive performance differential of the fund compared to the index to be related to three factors. These factors include the following: 1) the fund is relatively new and in the beginning stages of portfolio construction, 2) The portfolio is concentrated in stocks that have been out of favor by many investors and some of these stocks have performed well after inclusion in the fund's portfolio and, 3) The investment strategy is based on one of the most successful strategies of all time, the Dow 10 Strategy. Going forward into the remainder of the year I would expect this performance differential to narrow, but still remain positive compared to the index.

The monetary policy of the U.S. Federal Reserve has resulted in significantly lower interest rates and this is usually positive for stocks. The fiscal policy of the young George W. Bush Presidency is beginning to take hold and this should now have an enhancing effect on the Federal Reserve actions. This economic environment will be very positive on growth in the financial markets and for the fund throughout the remainder of the year. Corporate earnings are now expected to be weak during the last half of 2001 and this will have a dampening affect on financial market performance. I anticipate a recovery in corporate earnings into the first and second quarters of 2001 and more positive performance for our fund as result.

/s/ F. Scott Valpey

F. Scott Valpey
Portfolio Manager
10-23-01

                                   COMPARISON
                                   ----------

              Dow Jones Islamic Market Index (Extra Liquid Version)
                     vs. Azzad Dow Jones Ethical Market Fund

                                [GRAPHIC OMITTED]
             ------------------------------------------------------
             Ending redeemable value:

             Azzad Dow Jones Ethical Market Fund          $8,780.00

             Dow Jones Islamic Market Index (Extra
             Liquid Version)IMXL                          $7,986.82
             ------------------------------------------------------

                 Fund commenced operations on December 22, 2000

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                 August 31, 2001

                                                                    Market Value
 Shares                                                               (Note 1)
--------                                                            -----------

             Common Stocks

             Chemicals - 8.89%
     101     Dow Chemical .......................................    $    3,541
      73     DuPont De Nemours ..................................         2,991
                                                                     ----------
                                                                          6,532
                                                                     ----------

             Computer Hardware - 8.48%
      41     Dell Computer * ....................................           876
      38     EMC Corp. * ........................................           587
      29     Hewlett-Paclard Co. ................................           673
     112     Intel Corp. ........................................         3,132
      89     Palm Inc. * ........................................           319
      56     Sun Microsystems * .................................           641
                                                                     ----------
                                                                          6,228
                                                                     ----------

             Computer Service/Software - 12.66%
     124     Cisco Systems, Inc. * ..............................         2,025
      40     Electronic Data Systems ............................         2,359
      70     Microsoft Corp. * ..................................         3,993
      76     Oracle Corp. * .....................................           928
                                                                     ----------
                                                                          9,305
                                                                     ----------

             Computer Systems - 3.40%
      25     International Business Machines ....................         2,500
                                                                     ----------

             Cosmetics/Toiletries - 4.64%
      46     Procter & Gamble ...................................         3,411
                                                                     ----------

             Diversified Conglomerates - 1.91%
      27     TYCO Int'l Ltd. ....................................         1,403
                                                                     ----------

             Electronic Equipment - 3.80%
      33     Emerson Electric Co. ...............................         1,769
      31     Texas Instruments ..................................         1,026
                                                                     ----------
                                                                          2,795
                                                                     ----------

             Food and Beverage - 4.06%
      40     Coca-Cola Co. ......................................         1,947
      22     Pepsico, Inc. ......................................         1,034
                                                                     ----------
                                                                          2,981
                                                                     ----------

             Medical Biomed-Gene - 3.50%
      40     AMGEN, Inc. * ......................................         2,572
                                                                     ----------

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                 August 31, 2001

                                                                    Market Value
 Shares                                                               (Note 1)
--------                                                            -----------

             Common Stocks

             Medical Products - 5.00%
      50     Johnson & Johnson ..................................         2,635
      21     Medtronic, Inc. ....................................           956
       3     Zimmer Holdings, Inc. * ............................            82
                                                                     ----------
                                                                          3,673
                                                                     ----------

             Medical - Drugs - 19.54%
      25     Abbott Labs ........................................         1,242
      23     American Home Products .............................         1,288
      34     Briston - Myers Squib ..............................         1,909
      16     Lilly (EIi) & Co. ..................................         1,242
      40     Merck & Co. ........................................         2,604
     112     Pfizer, Inc. .......................................         4,291
      20     Pharmacia Corp. ....................................           792
      26     Schering Plough Corp. ..............................           991
                                                                     ----------
                                                                         14,359
                                                                     ----------

             Miscellaneous Manufacturer - 2.83%
      20     Minnesota Mining ...................................         2,082
                                                                     ----------

             Oil and Gas - 15.78%
      35     Chevron Corp. ......................................         3,177
     142     Exxon Mobil Corp. ..................................         5,701
      39     Texaco, Inc. .......................................         2,716
                                                                     ----------
                                                                         11,594
                                                                     ----------

             Pipelines - 0.62%
      13     Enron Corp. ........................................           455
                                                                     ----------

             Retail Stores - 2.56%
      41     Home Depot .........................................         1,884
                                                                     ----------

             Telecommunications - 13.52%
      30     Bellsouth Corp. ....................................         1,119
      99     SBC Communications .................................         4,050
      85     Sprint Corporation .................................         1,984
      42     Verizon Communication ..............................         2,100
       2     Worlcom, Inc. MCI Group ............................            26
      51     Worldcom, Inc. Worldcom Group * ....................           656
                                                                     ----------
                                                                          9,935
                                                                     ----------

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                 August 31, 2001

                                                                    Market Value
 Shares                                                               (Note 1)
--------                                                            -----------

             Common Stocks - 111.19 %

             Total Common Stocks (Cost $88,061.02) **       111.19%      81,709
             Cash and Other Assets less Liabilities ..      -11.19%      (8,220)
                                                        ----------   ----------
             NET ASSETS ..............................      100.00%      73,489
                                                        ==========   ==========

------------
       *  Non-income producing security.
      ** Federal Tax Information: At August 31, 2001 the net unrealized depreciation based on cost for Federal income tax purposes of $88,061.02 was as follows:
             Aggregrate gross unrealized appreciation for all
             investments for which there was an excess of value
             over cost ..........................................         1,811
             Aggregrate gross unrealized depreciation for all
             investments for which there was an excess of value
             over cost ..........................................        (8,163)
                                                                     ----------
             Net unrealized depreciation ........................        (6,352)
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                       Azzad/Dow Jones Ethical Market Fund
                       Statement of Assets and Liabilities
                                August 31, 2001

Assets
     Investments in securities, at value
     (cost $88,061) (Note 2) ....................................    $   81,709
     Cash .......................................................         3,787
     Dividends Receivable .......................................           166
     Due from Advisor (Note 3) ..................................        16,463
     Prepaid Insurance ..........................................           650
                                                                     ----------
     Total Assets ...............................................       102,775
                                                                     ----------

Liabilities
     Other accured liabilities ..................................        29,286
                                                                     ----------
     Total Liabilities ..........................................        29,286
                                                                     ----------
                                                                     ----------
Net Assets ......................................................    $   73,489
                                                                     ==========

Compositon of net assets:
Shares of capital stock .........................................    $   70,515
Paid in surplus .................................................         8,367
Accumulated net realized gain (loss) from
     investment transactions ....................................           959
Net unrealized appreciation (depreciation) on investments .......        (6,352)
                                                                     ----------

Net Assets ......................................................    $   73,489
                                                                     ==========

Shares outstanding ..............................................         8,367
                                                                     ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE

Net asset value and redemption price ............................    $     8.78
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                       Azzad/Dow Jones Ethical Market Fund
                             Statement of Operations
                        For the Period Ended 8/31/2001 *

INVESTMENT INCOME:
     Dividends ..................................................    $      716
                                                                     ----------
     Total Investment Income ....................................           716
                                                                     ----------

EXPENSES
     Investment advisory fee (Note 3) ...........................           463
     12b-1 Distribution Fees ....................................           116
     Administration fees ........................................        32,177
     Transfer Agent fees ........................................        11,508
     Legal Fees .................................................         4,159
     Audit fees .................................................        10,000
     Insurance fees .............................................         1,994
     Trustees fees ..............................................         3,500
     Custody fees ...............................................         2,778
     Shareholder Reports ........................................         1,177
     Registration fees ..........................................         2,754
     Other expenses .............................................         2,822
                                                                     ----------
     Total Expenses .............................................        73,448
     Expenses reimbursed (Note 3) ...............................       (72,404)
                                                                     ----------
     Net Expenses ...............................................         1,044
                                                                     ----------
          Net investment income (loss) ..........................          (328)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS
     Net realized gain (loss) from investment transactions ......         1,287
     Net change in unrealized appreciation (depreciation)
        on investments ..........................................        (6,352)
                                                                     ----------
     Net realized and unrealized gain (loss) on investments .....        (5,065)
                                                                     ----------

     Net increase (decrease) in net assets resulting
        operations ..............................................    $   (5,393)
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                       Azzad/Dow Jones Ethical Market Fund
                       Statement of Changes in Net Assets
                     For the Period Ended August 31, 2001 *

OPERATIONS
     Net investment income (loss) ..........................................         (328)
     Net realized gain (loss) from investment transactions .................        1,287
     Net change in unralized appreciation (depreciation) on investments ....       (6,352)
                                                                                ---------
     Net increase (decrease) in net assets resulting from operations .......       (5,393)
                                                                                ---------

FUND SHARE TRANSACTIONS:
     Proceeds from Fund shares sold ........................................      102,936
     Dividends reinvested ..................................................           --
     Payments for Fund Shares redeemed .....................................      (24,054)
                                                                                ---------
     Net increase in net assets derived from Fund share transactions .......       78,882
                                                                                ---------

NET ASSETS:
     BEGINNING OF PERIOD ...................................................           --
                                                                                ---------

     END OF PERIOD .........................................................    $  73,489
                                                                                =========

CAPITAL SHARE TRANSACTIONS:
     Shares sold ...........................................................       10,817
     Shares reinvested .....................................................           --
     Shares redeemed .......................................................       (2,450)
                                                                                ---------
     Net increase ..........................................................        8,367
                                                                                =========

* For the period December 22, 2000 (commencement of operations) to August 31, 2001.

    The accompanying notes are an integral part of the financial statements.

                       AZZAD/DOW JONES ETHICAL MARKET FUND
            FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA

   Selected data based on a share outstanding throughout the period indicated

                                                             August 31, 2001 (a)
                                                             -------------------

Net asset value, beginning of period ........................    $    10.00
                                                                 ----------
Income (loss) from investment operations:
   Net investment income (loss) .............................         (0.04)
   Net realized and unrealized gains (loss)
      from investment transactions ..........................         (1.18)
                                                                 ----------
Total from investment operations ............................         (1.22)
                                                                 ----------
Net asset value, end of period ..............................    $     8.78
                                                                 ==========

Total return ................................................       (12.20%)(b)
Net assets, end of period ...................................            73

Ratio of expenses to average net assets
   after reimbursement ......................................         2.25% (c)
Ratio of expenses to average net assets
   before reimbursement .....................................       158.05% (c)
Ratio of net income (loss) to average
   net assets after reimbursement ...........................        (0.70%)(c)
Ratio of net income (loss) to average
   net assets before reimbursement ..........................      (156.51%)(c)

Portfolio Turnover Rate .....................................        27.54% (c)


-----------------------------------------
(a) For the period December 22, 2000 (commencement of operations) to August 31, 2001.
(b)  Total return calculation is not annualized
(c)  Annualized

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                 NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001

NOTE 1. ORGANIZATION

     AZZAD/DOW JONES ETHICAL MARKET FUND (the "Fund") is a separate series of the Questar Funds, Inc. (the "Company") and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. components stocks of the Dow Jones Islamic Market Extra Index (the"IMXL"), a sub-index of the Dow Jones
     Islamic  Market  Index  ("DJIM").   The  DJIM  is  a  globally  diversified
     compilation of common stocks considered by the Dow Jones' Sahri'ah Supervisory Board to be compliant with the Shari'ah law. The fund commenced operation on December 22, 2000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principals.

     A. Security Valuation - Securities are valued as of the close of each business day at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-Term investments held by the fund that mature in 60 day or less are valued at amortized cost, which approximates market value.

     B. Security Transactions and Related Investment Income - Securities transactions area accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     C. Federal Income Taxes - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal Income Tax is required.

     D. Dividend and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any annually.

     E. Use of Estimates - The preparation of financial statements in conformity with general accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     F.   Other  -  Generally  accepted   accounting   principles  require  that
          permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER

     The Fund has an investment advisory agreement with Azzad Asset Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advice. For its services, the Adviser receives a fee calculated daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets. During the period ending August 31, 2001 the fund paid fees of $463 to the Adviser.

     The Adviser has voluntarily agreed to reimburse other expenses to the extent that funds operating expenses exceed 2.25% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. During the period ended August 31, 2001, the Adviser is obligated to reimburse the Fund a total of $72,404.32 pursuant to the voluntary undertaking. The Adviser owes $16,463 to the fund as of August 31, 2001.

     The Fund has an administration and transfer agreement with Champion Fund Services. ("Champion Fund Services or the Administrator")Under these agreements, the Administrator provides the Fund with administrative, transfer agency and fund accounting services. Champion Fund Services became the Administrator of the Fund, effective August 01, 2001. For services rendered to the Fund by Champion Fund Services the fund pays an annual base fee of $57,000. The Fund also reimburses Champion Fund Services for any out-of-pocket expenses. During the period of August 01, 2001 ended August 31, 2001, Champion Fund Services earned $4,750.00. Prior to August 01, 2001 the Fund had an administration agreement with American Data Services. During the period of December 22, 2001 ended July 31, 2001, American Data Services earned $25,618.41, including out-of-pocket expenses.

     The Fund has a distribution agreement with Lloyd, Scott & Valenti, Ltd. (the "Distributor") pursuant to Section 12(b) of the 1940 and Rule 12(b)1 hereunder. In accordance with the distribution agreement, the Distributor will provide marketing and promotional support to the Fund, shareholder servicing and maintenance of shareholder accounts and make payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders. For its services, the Distributor receives a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets.

NOTE 4. INVESTMENT TRANSACTIONS

     During the period ended August 31, 2001, purchases and sales of investment securities, excluding short term securities aggregated to $104,133 and $14,857 respectively.

NOTE 5. SUBSEQUENT EVENTS

     Effective October 2001, the Fund will become a series of the Azzad Funds and will no longer be a series of the Questar Funds.

To The Shareholders and Board of Trustees
Azzad/Dow Jones Ethical Market Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Azzad/Dow Jones Ethical Market Fund, as of August 31, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period of December 22, 2000 (commencement of operations) through August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Azzad/Dow Jones Ethical Market Fund as of August 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the period of December 22, 2000 (commencement of operations) through August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 18, 2001